                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2004
GREAT COMPANIES - AMERICA

Great Companies - America is currently subject to the following expense reimbursement:

Advisory fees are reduced or the Adviser reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds 0.50% of the average annual net assets of the portfolio:

On May 12, 2004, the Adviser gave notice to the Trust that effective June 15, 2004 this expense reimbursement will be terminated.

The annual expenses of the portfolio reflecting the elimination of the expense reimbursement are as follows:

(as a percentage of portfolio average net assets for the fiscal year ended December 31, 2003)*


                                                                   TOTAL TRUST
                   MANAGEMENT                        OTHER           ANNUAL
TRUST PORTFOLIO      FEES             12b-1 FEES    EXPENSES        EXPENSES

                                      SERIES II     SERIES II       SERIES II
Great Companies    0.75%                0.35%         2.04%           3.14%
- America


The following portfolio manager change has been made to the Special Value Trust:

SALOMON BROTHERS ASSET MANAGEMENT INC ("SaBAM ") - Special Value Trust

         Thomas B. Driscoll no longer serves as a portfolio manager to the Special Value Trust. Peter J. Hable will be the sole portfolio manager for this portfolio.

                   THE DATE OF THIS SUPPLEMENT IS MAY 21, 2004